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                                                                    Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN
                                SOUTHERN DIVISION

In re:                                  ) Chapter 11
                                        )
COLLINS & AIKMAN CORPORATION, et al.(1) ) Case No. 05-55927 (SWR)

                                        ) (Jointly Administered)
                Debtors.                )
                                        ) (Tax Identification #13-3489233)
                                        )
                                        ) Honorable Steven W. Rhodes

         NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL
       HOLDERS AND 50% HOLDERS OF EQUITY SECURITIES, (B) NOTIFICATION AND
              HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES,
              (C) NOTIFICATION AND HEARING PROCEDURES FOR CLAIMING WORTHLESSNESS DEDUCTIONS WITH RESPECT TO EQUITY SECURITIES AND
         (D) ALLOWING A HEARING ON THE PROSPECTIVE APPLICATION THEREOF

     TO: ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN COLLINS & AIKMAN CORPORATION OR COLLINS & AIKMAN PRODUCTS, INC.:

     PLEASE TAKE NOTICE THAT on May 17, 2005 (the "Petition Date"), Collins & Aikman Corporation ("C&A Corp.") and certain of its direct and indirect subsidiaries (collectively, the "Debtors") filed their voluntary petitions for relief under chapter 11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code"). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession

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(1)  The Debtors in the jointly administered cases include: Collins & Aikman
     Corporation; Amco Convertible Fabrics, Inc., Case No. 05-55949; Becker Group, LLC (d/b/a/ Collins & Aikman Premier Mold), Case No. 05-55977; Brut Plastics, Inc., Case No. 05-55957; Collins & Aikman (Gibraltar) Limited, Case No. 05-55989; Collins & Aikman Accessory Mats, Inc. (f/k/a the Akro Corporation), Case No. 05-55952; Collins & Aikman Asset Services, Inc., Case No. 05-55959; Collins & Aikman Automotive (Argentina), Inc. (f/k/a Textron Automotive (Argentina), Inc.), Case No. 05-55965; Collins & Aikman Automotive (Asia), Inc. (f/k/a Textron Automotive (Asia), Inc.), Case No. 05-55991; Collins & Aikman Automotive Exteriors, Inc. (f/k/a Textron Automotive Exteriors, Inc.), Case No. 05-55958; Collins & Aikman Automotive Interiors, Inc. (f/k/a Textron Automotive Interiors, Inc.), Case No. 05-55956; Collins & Aikman Automotive International, Inc., Case No. 05-55980; Collins & Aikman Automotive International Services, Inc. (f/k/a Textron Automotive International Services, Inc.), Case No. 05-55985; Collins & Aikman Automotive Mats, LLC, Case No. 05-55969; Collins & Aikman Automotive Overseas Investment, Inc. (f/k/a Textron Automotive Overseas Investment, Inc.), Case No. 05-55978; Collins & Aikman Automotive Services, LLC, Case No. 05-55981; Collins & Aikman Canada Domestic Holding Company, Case No. 05-55930; Collins & Aikman Carpet & Acoustics (MI), Inc., Case No. 05-55982; Collins & Aikman Carpet & Acoustics (TN), Inc., Case No. 05-55984; Collins & Aikman Development Company, Case No. 05-55943; Collins & Aikman Europe, Inc., Case No. 05-55971; Collins & Aikman Fabrics, Inc. (d/b/a Joan Automotive Industries, Inc.), Case No. 05-55963; Collins & Aikman Intellimold, Inc. (d/b/a M&C Advanced Processes, Inc.), Case No. 05-55976; Collins & Aikman Interiors, Inc., Case No. 05-55970; Collins & Aikman International Corporation, Case No. 05-55951; Collins & Aikman Plastics, Inc., Case No. 05-55960; Collins & Aikman Products Co., Case No. 05-55932; Collins & Aikman Properties, Inc., Case No. 05-55964; Comet Acoustics, Inc., Case No. 05-55972; CW Management Corporation, Case No. 05-55979; Dura Convertible Systems, Inc., Case No. 05-55942; Gamble Development Company, Case No. 05-55974; JPS Automotive, Inc. (d/b/a PACJ, Inc.), Case No. 05-55935; New Baltimore Holdings, LLC, Case No. 05-55992; Owosso Thermal Forming, LLC, Case No. 05-55946; Southwest Laminates, Inc. (d/b/a Southwest Fabric Laminators Inc.), Case No. 05-55948; Wickes Asset Management, Inc., Case No. 05-55962; and Wickes Manufacturing Company, Case No. 05-55968.

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of property of the Debtors' estates or property from the Debtors' estates or to exercise control over property of the Debtors' estates.

     PLEASE TAKE FURTHER NOTICE THAT on March 8, 2006, the Debtors filed the motion for an order establishing procedures that limit certain transfers of, or claims of worthlessness with respect to, equity interests in the Debtors [Docket No. 2336] (the "Motion").

     PLEASE TAKE FURTHER NOTICE THAT on March 24, 2006, the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") entered an order [Docket No. 2483] (the "Order") approving the procedures set forth below to preserve the Debtors' net operating losses and certain business credits (the "Tax Attributes"). Any sale or transfer, or any declaration of worthlessness of equity securities in Collins & Aikman Corporation ("C&A Corp.") or Collins & Aikman Products Co. ("C&A Products") in violation of the procedures set forth below shall be null and void ab initio as an act violating the automatic stay.

     PLEASE TAKE FURTHER NOTICE THAT pursuant to the Order, the relief granted therein is effective as of March 24, 2006, as to all purchases, sales or other transfers, or of the common stock of C&A Corp. or the common or preferred stock of C&A Products, and is effective as of March 8, 2006 as to any declarations of worthlessness of the common stock of C&A Corp. or the common or preferred stock of C&A Products.

     PLEASE TAKE FURTHER NOTICE THAT pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES of C&A CORP. or C&A PRODUCTS:

          (i) For purposes of the Notice: (a) a "Substantial Shareholder" is any person or entity that beneficially owns (i) at least 3.75 million shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of C&A Corp. or (ii) at least 4.5% of all issued and outstanding shares of the common or preferred stock of C&A Products; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (c) an "option" to acquire stock includes any contingent purchase, warrant, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          (ii) Any person(2) or entity that currently is or becomes a Substantial Shareholder (as defined in paragraph (i) above) shall file with the Court, and serve upon counsel to the Debtors, a notice of such status ("Notice of

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(2)  References to "person" herein are made in accordance with the definition of
     "person" in 11 U.S.C. Section 101.


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               Status as a Substantial Shareholder"), on or before the later of (a) 40 days after the date of entry of the Order and (b) 10 days after becoming a Substantial Shareholder.

          (iii) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (i) above) that would result in (a) an increase in the amount of common stock of C&A Corp. or common or preferred stock of C&A Products beneficially owned by a Substantial Shareholder or (b) a person or entity becoming a Substantial Shareholder, such Substantial Shareholder must file with the Court, and serve upon counsel to the Debtors, an advance written notice ("Notice of Intent to Purchase, Acquire or Otherwise Accumulate") of the intended transfer of equity securities.

          (iv) Prior to effectuating any transfer of equity securities (including options to acquire stock) that would result in (a) a decrease in the amount of common stock of C&A Corp. or common or preferred stock of C&A Products beneficially owned by a Substantial Shareholder or (b) a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court, and serve upon counsel to the Debtors, an advance written notice ("Notice of Intent to Sell, Trade, or Otherwise Transfer")(3) of the intended transfer of equity securities.

          (v) The Debtors shall have 15 calendar days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 15-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 15-day waiting period.

     PLEASE TAKE FURTHER NOTICE THAT pursuant to the Order, the following procedure shall apply to claims for tax purposes that EQUITY SECURITIES of C&A CORP. or C&A PRODUCTS are worthless:

          (i) For purposes of the Notice: (a) a "50% Shareholder" is any person or entity that at any time since February 24, 1998, has beneficially owned 50% or more of the common stock of C&A Corp. (currently, at least

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(3)  A Notice of Intent to Sell, Trade or Otherwise Transfer, together with a
     Notice of Intent to Purchase, Acquire or Accumulate, is hereinafter collectively referred to as a "Notice of Proposed Transfer."


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               41.8 million shares representing 50% of all 83.6 million shares of the common stock of C&A Corp. issued and outstanding as of May 17, 2005) or 50% or more of the common or preferred stock of C&A Products; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (c) an "option" to acquire stock includes any contingent purchase, warrant, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          (ii) Any person or entity that currently is or becomes a 50% Shareholder (as such term is defined in paragraph (i) above) must file with the Court, and serve upon counsel to the Debtors, a notice of such status ("Notice of Status as a 50% Shareholder") on or before the later of (a) 40 days after the date of entry of the Order and (a) 10 days after becoming a 50% Shareholder.

          (iii) Prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for worthlessness of the common stock of C&A Corp. or the common or preferred stock of C&A Products, for a tax year ending before the emergence of the Debtors from chapter 11 protection such 50% Shareholder must file with the Court, and serve upon counsel to the Debtors, an advance written notice ("Notice of Intent to Claim a Worthless Stock Deduction.") of the intended claim of worthlessness.

          (iv) The Debtors will have 15 calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, the filing of the return with such claim would not be permitted unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 15-day period, the filing of the return with such claim would be permitted as set forth in the Notice of Intent to Claim a Worthless Stock Deduction. Additional returns within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 15-day waiting period.

     PLEASE TAKE FURTHER NOTICE THAT upon receipt of the Notice of Order, any transfer agent for any stock of C&A Corp. must send such Notice of Order to all holders of C&A Corp. stock in excess of 3.75 million shares registered with such transfer agent no later than 10 days after receipt of the Notice of Order; provided, that if any transfer agent provides the


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Debtors with the name and addresses of all holders of such stock no later than
10 days after receipt of the Notice of Order, the Debtors shall be required to deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such stock in excess of 1.25 million shares no later than 10 days after receipt of the Notice of Order, and so on down the chain of ownership. Additionally, any person or entity or broker or agent acting on their behalf that sells 800,000 shares of the common stock of C&A Corp. (or an option with respect thereto) to another person or entity must provide a copy of the Notice of Order authorizing such procedures to such purchaser or any broker or agent acting on their behalf of such stock.

     PLEASE TAKE FURTHER NOTICE THAT unless otherwise ordered by the Court, at least once every three months during the chapter 11 cases, all transfer agents for any stock of C&A Corp. must send the Notice of Order to all holders of such stock in excess of 1.25 million shares registered with such transfer agent; provided, that if any transfer agent provides the Debtors with the name and addresses of all holders of such stock, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such stock in excess of 1.25 million shares, and so on down the chain of ownership.

     PLEASE TAKE FURTHER NOTICE THAT upon the request of any person, counsel to the Debtors, Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601, Attn.: David L. Eaton and Ray C. Schrock will provide a form of each of the required notices described above.

     FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY.

     ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER, OR ANY DECLARATION OF WORTHLESSNESS OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.


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     PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of 3002 of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

Dated: March 24, 2006                   KIRKLAND & ELLIS LLP


                                        /s/ Marc J. Carmel
                                        ----------------------------------------
                                        Richard M. Cieri (NY RC 6062)
                                        Citigroup Center
                                        153 East 53rd Street
                                        New York, New York 10022
                                        Telephone: (212) 446-4800
                                        Facsimile: (212) 446-4900

                                        -and-

                                        David L. Eaton (IL 3122303)
                                        Ray C. Schrock (IL 6257005)
                                        Marc J. Carmel (IL 6272032)
                                        200 East Randolph Drive
                                        Chicago, Illinois 60601
                                        Telephone: (312) 861-2000
                                        Facsimile: (312) 861-2200

                                        -and-

                                        CARSON FISCHER, P.L.C.

                                        Joseph M. Fischer (P13452)
                                        4111 West Andover Road
                                        West - Second Floor
                                        Bloomfield Hills, Michigan 48302
                                        Telephone: (248) 644-4840
                                        Facsimile: (248) 644-1832

                                        Co-Counsel for the Debtors


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